                          AMENDMENT NO. 2 TO CREDIT AGREEMENT

        AMENDMENT dated as of December 18, 1996 among CROWN PAPER CO., CROWN VANTAGE INC., the BANKS listed on the signature pages hereof (the "Banks" and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

                              W I T N E S S E T H :

        WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 as amended (the "Agreement"); and

        WHEREAS, the parties hereto desire to amend the Agreement as more fully set forth below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS: REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

        SECTION 2. AMENDMENT TO THE DEFINITIONS OF CONSOLIDATED EBITDA AND DEBT. (a) The definition of "Consolidated EBITDA" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows:

        "Consolidated EBITDA" means, for any fiscal period, Consolidated EBIT for such period plus, to the extent deducted in determining Consolidated Net Income for such period, (i) the aggregate amount of depreciation, amortization, non-cash incentive compensation expense and other similar non-cash charges and (ii) solely for any period ended on or prior to December 31, 1997 and solely to the extent not included in clause (i), the lesser of
(x) the aggregate amount of write-downs, write-offs or reserves with respect to the rebuild of the Number One Paper Machine at St. Francisville and (y) $2,500,000.

        (b) Clause (v) of the definition of "Debt" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows: "(v) all contingent and noncontingent obligations of such Person to reimburse any bank or other Person in respect of amounts payable or paid under a letter of credit or similar instrument".

        SECTION 3. DECREASE IN THE CASH FLOW RATIO. Section 5.12 of the Agreement is amended to read in its entirety as follows:

        SECTION 5.12 CASH FLOW RATIO. As of the last day of each fiscal quarter of the Borrower set forth below, the Cash Flow Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:

    Fiscal Quarter                          Ratio
    --------------                          -----
    Fourth quarter of
    1996 fiscal year                        0.18:1

    First quarter of
    1997 fiscal year                        0.13:1

    Second quarter of
    1997 fiscal year                        0.12:1

    Third quarter of
    1997 fiscal year                        0.13:1

    Fourth quarter of
    1997 fiscal year                        0.16:1

    Thereafter                              0.20:1

        SECTION 4. DECREASE IN THE INTEREST COVERAGE RATIO. Section 5.13 of the Agreement is amended to read in its entirety as follows:

        SECTION 5.13. INTEREST COVERAGE RATIO. As of the last day of each fiscal quarter of the Borrower set forth below, the Interest Coverage Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:

    Fiscal Quarter                           Ratio
    --------------                           -----
    Fourth quarter of
    1996 fiscal year                         2.00:1

    First quarter of
    1997 fiscal year                         1.55:1

    Second quarter of
    1997 fiscal year                          1.35:1

    Third quarter of
    1997 fiscal year                          1.50:1

    Fourth quarter of
    1997 fiscal year                          2.00:1

    Thereafter                                2.50:1

        SECTION 5. DECREASE IN THE MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The table set forth in Section 5.14 of the Agreement is amended to read in its entirety as follows:

    Period                                     Minimum Amount
    ------                                     --------------

    From and including
    December 18, 1996
    to but
    excluding last day of
    first quarter of 1997
    fiscal year                                $80,000,000

    From and including
    last day of first quarter
    of 1997 fiscal year to but
    excluding last day of
    1998 fiscal year                            $75,000,000

    From and including
    last day of 1998 fiscal
    year to but
    excluding last day of
    1999 fiscal year                            $100,000,000

    Thereafter                                  $125,000,000

        SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 7. COUNTERPARTS: EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This

Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (x) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (y) for the account of each Bank, an amendment fee in such amount as shall have been previously agreed upon between the Borrower and the Banks.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                             CROWN PAPER CO.


                                             By /s/ R. Neil Stuart
                                                ----------------------
                                                Title: Senior Vice President
                                                       Chief Financial Officer

                                             CROWN VANTAGE INC.


                                             By /s/ R. Neil Stuart
                                                -----------------------
                                                Title: Senior Vice President
                                                       Chief Financial Officer

BANKS:

                                         MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK



                                          By /s/ Charles H. King
                                             ---------------------------------
                                             Title:   Charles H. King
                                                      Vice President


                                          THE BANK OF NEW YORK


                                          By /s/ Jonathan Rollins
                                             ---------------------------------
                                             Title:   Jonathan Rollins
                                                      Assistant Vice President



                                          BANQUE FRANCAISE DU COMMERCE
                                             EXTERIEUR

                                          By /s/ Frederick K. Kammer
                                             ---------------------------------
                                             Title:   Frederick K. Kammer
                                                      Vice President

                                          By /s/ G. K. Day
                                             ---------------------------------
                                             Title:   G. K. Day
                                                      Assistant Vice President



                                          CERES FINANCE LTD.

                                          By /s/ Darren P. Riley
                                             ---------------------------------
                                             Title:   Darren P. Riley
                                                      Director

                                          RESTRUCTURED OBLIGATIONS BACKED
                                          BY SENIOR ASSETS B.V.

                                          BY: Chancellor LGT Senior Secured
                                              Management, Inc. as Portfolio
                                              Advisor

                                          BY: /s/ Christopher A. Bondy
                                              --------------------------------
                                                Christopher A. Bondy
                                                Vice President



                                          STRATA FUNDING LTD.

                                          By  /s/ Darren P. Riley
                                              ---------------------------------
                                              Title: Darren P. Riley
                                                     Director



                                          THE CHASE MANHATTAN BANK, as
                                              successor by merger to THE CHASE
                                              MANHATTAN BANK, N.A.

                                          By  /s/ Nancy A. Bridgeman
                                              ---------------------------------
                                              Title: Nancy A. Bridgeman
                                                     Vice President



                                          CHRISTIANIA BANK OG
                                              KREDITKASSE

                                          By  /s/ Carl-Petter Svendsen
                                              ---------------------------------
                                              Title: Carl-Petter Svendsen
                                                     First Vice President

                                          By  /s/ Peter M. Dodge
                                              ---------------------------------
                                              Title: Peter M. Dodge
                                                     First Vice President

                                          CREDITANSTALT CORPORATE
                                             FINANCE, INC.

                                          By  /s/ Jack Bertges
                                              ---------------------------------
                                              Title:  Senior Vice President


                                          By  /s/ Jim McCann
                                              -------------------------------
                                              Title: Jim McCann
                                                     Vice President


                                          DRESDNER AG, NEW YORK BRANCH
                                                   AND GRAND CAYMAN
                                                   BEACH

                                          By  /s/ Thomas J. Nadramia
                                              --------------------------------
                                              Title: Vice President

                                          By
                                              ------------------------------
                                              Title: Vice President


                                          FIRST SOURCE FINANCIAL LLP, by
                                                FIRST SOURCE FINANCIAL, INC.
                                                its Agent/Manager

                                          By  /s/ Gary L. Francis
                                              ------------------------------
                                              Title: Senior Vice President


                                          MARINE MIDLAND BANK

                                          By  J.B. Lyons
                                              --------------------------------
                                              Title: Senior Vice President

                                          THE LONG-TERM CREDIT BANK OF
                                               JAPAN, LTD.


                                          By  /s/ T. Morgan Edwards II
                                              ----------------------------------
                                              Title: T. Morgan Edwards II
                                                     Deputy General Manager



                                          MERRILL LYNCH PRIME RATE
                                              PORTFOLIO

                                          By: Merrill Lynch Asset Management,
                                                LP, AS INVESTMENT ADVISOR

                                          By: Gil Marchand
                                              ------------------------------
                                              Title: Authorized Signatory


                                          MERRILL LYNCH SENIOR FLOATING
                                               RATE FUND, INC.

                                          By: Gil Marchand
                                              ------------------------------
                                              Title: Authorized Signatory



                                          NATIONSBANK, N.A.

                                          By  /s/ Michael Tousignant
                                              --------------------------------
                                              Title: Michael Tousignant
                                                     Vice President


                                          THE NORTHWESTERN MUTUAL LIFE
                                              INSURANCE COMPANY

                                          By  /s/ Richard A. Strait
                                              --------------------------------
                                              Title: Richard A. Strait
                                                     Vice President

                                          PNC BANK NATIONAL ASSOCIATION

                                          By
                                              --------------------------------
                                              Title:


                                          PROTECTIVE LIFE INSURANCE COMPANY

                                          By  /s/ Mark K. Okada
                                              --------------------------------
                                              Title:  Mark K. Okada
                                                      Executive Vice President


                                          SENIOR DEBT PORTFOLIO
                                          By: Boston Management and Research
                                                 as Investment Advisor

                                          By
                                              --------------------------------
                                              Title:


                                          SOUTHERN PACIFIC THRIFT AND
                                              LOAN

                                          By  Charles Martorano
                                              --------------------------------
                                              Title: Senior Vice President


                                          TORONTO DOMINION (TEXAS), INC.

                                          By  /s/ Neva Nesbitt
                                              --------------------------------
                                              Title: Neva Nesbitt
                                                     Vice President

                                          VAN KAMPEN AMERICAN CAPITAL
                                              PRIME RATE INCOME TRUST

                                          By  /s/ Jeffrey W. Maillet
                                              --------------------------------
                                              Title: Jeffrey W. Maillet
                                                     Senior Vice President
                                                       and Director

                                          MORGAN GUARANTY TRUST
                                               COMPANY, as Administrative
                                               Agent


                                          By  /s/ Charles H. King
                                              --------------------------------
                                              Title:  Charles H. King
                                                      Vice President

                                                                     EXHIBIT J


                        PERMITTED IRB DEBT




PART A


Berlin 6 5/8% bonds                        $       18,070,000
     due 2/1/22

Parchment 8.0% bonds                                2,600,000
     due 10/1/06

St. Francisville 5.95% bonds                          600,000
     due 1/1/08

St. Francisville 8.0% bonds                           150,000
     due 5/1/97

St. Francisville 5.95% bonds                          590,000
     due 5/1/97

St. Francisville 5.95% bonds                        1,000,000
     due 1/1/08
                                                  -----------
                                           $       23,010,000



PART B


Berlin                                     $       12,450,000

Parchment                                           4,750,000


                                                   ----------
                                           $       17,200,000